Prospectus Supplement	February 13, 2023

Putnam Sustainable Retirement Funds

Prospectus dated February 10, 2023

Effective immediately, the chart heading for the glide path in the section What are the funds’ and each underlying fund’s main investment strategies and related risks? is deleted in its entirety and replaced with the following:

Putnam Sustainable Retirement Funds Glide Path

Additionally, effective immediately, the first paragraph in the section Financial highlights is deleted in its entirety and replaced with the following:

The financial highlights tables are intended to help you understand each fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. Before February 10, 2023, each fund was managed with a materially different investment strategy and may have achieved materially different results under its current investment strategy from that shown for periods before this date. The financial highlights have been audited by PricewaterhouseCoopers LLP. The Independent Registered Public Accounting Firm’s report and each fund’s financial statements are included in each fund’s annual report to shareholders, which is available upon request.

Furthermore, effective immediately, all references to “RetirementReady” in each fund’s name in the section Financial highlights are replaced with “Sustainable Retirement”.

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Shareholders should retain this Supplement for future reference.

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